UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

February 23, 2015
Date of Report (Date of earliest event reported)

CRAILAR TECHNOLOGIES INC.
(Exact name of registrant as specified in its charter)

British Columbia	000-50367	98-0359306
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

305-4420 Chatterton Way Victoria, British Columbia	V8X 5J2
(Address of principal executive offices)	(Zip Code)

(250) 658-8582
Registrant's telephone number, including area code

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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SECTION 7 - REGULATION FD DISCLOSURE

Item 7.01        Regulation FD Disclosure

On February 23, 2015, Crailar Technologies Inc. (the "Company") issued a news release (the "News Release") announcing that the Company will present at the 27th Annual ROTH Growth Stock Conference on Tuesday, March 10, 2015 at 6 p.m. EST, 3 p.m. PST at The Ritz Carlton in Dana Point, California.

A copy of the News Release is attached as Exhibit 99.1 hereto.

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01        Financial Statements and Exhibits

(a)        Financial Statements of Business Acquired

Not applicable.

(b)        Pro forma Financial Information

Not applicable.

(c)        Shell Company Transaction

Not applicable.

(d)        Exhibits
Exhibit	Description
99.1	News release dated February 23, 2015.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CRAILAR TECHNOLOGIES INC.
Date: February 23, 2015	/s/ Guy Prevost Name: Guy Prevost Title: Corporate Controller and Compliance Officer

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